UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2025

Cellectar Biosciences, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Florham Park, NJ, 07932

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (608) 441-8120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2025, the board of directors (the “Board”) of Cellectar Biosciences, Inc. (the “Company”) approved amendments to the employment agreements of James V. Caruso, the Company’s President and Chief Executive Officer, and Jarrod Longcor, the Company’s Chief Operating Officer, to update their severance benefits for certain qualifying terminations of employment during the twelve-month period following a change in control of the Company to 24 months of base salary, target bonus and benefit continuation for Mr. Caruso and 18 months of base salary and benefits continuation for Mr. Longcor.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2025, the Board adopted the Amended and Restated By-Laws of the Company (the “By-Laws”), effective immediately. The By-Laws, among other things: (i) align the Company’s by-laws with developments in Delaware law and jurisprudence; (ii) revise the procedural and disclosure requirements applicable to stockholders’ director nominations and proposals for other business; and (iii) change the quorum requirement for meetings of stockholders from a majority to one-third (1/3) of the shares of stock entitled to be voted present in person or represented by proxy at a meeting. The By-Laws also implement certain other ministerial and conforming changes.

The foregoing summary of the By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-Laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Title
3.1	Amended and Restated By-Laws of Cellectar Biosciences, Inc., effective as of March 11, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 104)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: March 17, 2025	By:	/s/ Chad J. Kolean
	Name:	Chad J. Kolean
	Title:	Chief Financial Officer